Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT dated as of May 18, 2005 (this “Amendment”) among MICHAEL FOODS, INC., a Delaware corporation (formerly, THL Food Products Co., the “Borrower”), M-FOODS HOLDINGS, INC., a Delaware corporation (formerly, THL Food Products Holding Co., “Holdings”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) Holdings, the Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of November 20, 2003, as amended by Amendment No. 1 to Credit Agreement dated as of September 17, 2004 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement;

(2) The Borrower has requested that the Lenders amend certain provisions relating to mandatory prepayments from Excess Cash Flow as set forth below;

(3) The Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below;

(4) NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions.

“Consolidated Current Assets” means, with respect to any Person and its Subsidiaries on a consolidated basis, all assets that, in accordance with GAAP, would be classified as current assets on the consolidated balance sheet of such Person, after deducting appropriate and adequate reserves therefrom in each case in which a reserve is proper in accordance with GAAP, but excluding cash, Cash Equivalents and Swap Contracts to the extent that the mark-to-market Swap Termination Value would be reflected as an asset on the consolidated balance sheet of such Person.

“Consolidated Current Liabilities” means, with respect to any Person and its Subsidiaries on a consolidated basis, all liabilities in accordance with GAAP that would be classified as current liabilities on the consolidated balance sheet of such Person, but excluding the current portion of Indebtedness (including the Swap Termination Value of any Swap Contracts) to the extent reflected as a liability on the consolidated balance sheet of such Person.

“Net Working Capital” means, with respect to any Person and its Subsidiaries on a consolidated basis, Consolidated Current Assets minus Consolidated Current Liabilities.

(b) Section 1.01 of the Credit Agreement is further amended as follows:

(i) By deleting the parenthetical “(including the Obligations)” from clause (b)(vi) of the definition of “Excess Cash Flow” and replacing such parenthetical with “(excluding the Obligations and the Revolving Credit Commitments)”.

(ii) By amending and restating in full clause (c) of the definition of “Excess Cash Flow” to read as follows:

“(c) decreases/increases, as applicable, in Net Working Capital

(c) Section 2.05(b)(i) of the Credit Agreement is amended in full to read as follows:

“Within five (5) Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(b), the Borrower shall prepay an aggregate principal amount of Loans in an amount equal to (A) 50% (as may be adjusted pursuant to the proviso below) of Excess Cash Flow for the fiscal year covered by such financial statements commencing with the fiscal year ended December 31, 2005 minus (B) the aggregate amount of voluntary principal prepayments of the Loans (except prepayments of (x) Swing Line Loans and (y) Revolving Credit Loans unless accompanied by a corresponding permanent commitment reduction of the Revolving Credit Facility); provided, that such percentage shall be reduced to 25% if the Leverage Ratio as of the last day of the prior fiscal year was less than 3.75:1.00 and 0% if the Leverage Ratio as of the last day of the prior fiscal year was less than 2.75:1.00.”

SECTION 2. Conditions of Effectiveness of Amendments. The amendments to the Credit Agreement set forth in Section 1 shall become effective on the date when each of the conditions set forth in this Section 2 shall have been satisfied:

(a) Execution of Counterparts. The Administrative Agent shall have received counterparts of (i) this Amendment executed by (A) the Borrower and Holdings, (B) the Administrative Agent, and (C) the Required Lenders, and (ii) the consent attached hereto (the “Consent”) executed by each Guarantor.

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(b) Payment of Fees and Expenses. The Borrower shall have paid (i) all fees and expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and (ii) all other fees and expenses required to be paid under the Loan Documents and remaining outstanding on or prior to the date of this Amendment (including fees and expenses of Shearman & Sterling LLP), in each case, for which the invoice for such fees and expenses shall have been presented to the Borrower.

(c) Representations and Warranties; No Default. Each of the representations and warranties contained in Section 3 of this Amendment are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date).

SECTION 3. Representations and Warranties. Each of Holdings and the Borrower represents and warrants as follows:

(a) The execution, delivery and performance by each Loan Party of this Amendment or the Consent, as applicable, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(A), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b) This Amendment and the Consent have been duly executed and delivered by each Loan Party that is party hereto or thereto, as applicable. Each of this Amendment and the Consent and each Loan document after giving effect to the amendments in Section 1, constitutes a legal, valid and binding obligation of each Loan Party that is party hereto or thereto, as applicable, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

(c) No Default has occurred and is continuing or will occur as a result of the transactions contemplated by this Amendment and such transactions are permitted under the Senior Subordinated Notes Indenture and the Senior Unsecured Term Loan Agreement and Holdings and the Borrower have complied with all requirements thereunder in connection with such transactions.

(d) Each of the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and each other Loan Document, immediately

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before and after giving effect to this Amendment and the matters and transactions contemplated hereby, is true and correct in all material respects on and as of the date first above written, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment) are and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment).

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 5. Costs and Expenses. The Borrower agrees that all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent), are costs and expenses that the Borrower is required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MICHAEL FOODS, INC.

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

M-FOODS HOLDINGS, INC.

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

BANK OF AMERICA, N.A., as Administrative Agent and as Lender

By	/s/ Robert Klawinski
	Name:	Robert Klawinski
	Title:	Senior Vice President

Other Lenders:

Ares VII CLO Ltd.

By:	Ares CLO Management VII, L.P.,
Its:	Investment Manager

By:	Ares CLO GP VII, LLC,
Its:	General Partner

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Vice President

Other Lenders:

General Electric Capital Corporation (Insert Legal Name of Lender)

By	/s/ Brian P. Schwinn
	Name:	Brian P. Schwinn
	Title:	Duly Authorized Signatory

Other Lenders:

ARES Leveraged Investment Fund II, L.P.

By:	ARES Management II, L.P.
Its:	General Partner

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Vice President

Other Lenders:

ARES III CLO Ltd.

By:	ARES CLO Management, LLC
Its:	Investment Manager

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Vice President

Other Lenders:

ARES IV CLO LTD.

By:	Ares CLO Management IV, L.P.
Its:	Investment Manager

By:	Ares CLO GP IV, LLC
Its:	Managing Member

By:
Name:	Seth J Brufsky
Title:	Vice President

Other Lenders:

Ares V CLO Ltd.

By:	Ares CLO Management V, L.P.,
Its:	Investment Manager

By:	Ares CLO GP V, LLC,
Its:	Managing Member

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Vice President

Other Lenders:

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P.,
Its:	Investment Manager

By:	Ares CLO GP VIII, LLC,
Its:	General Partner

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Vice President

Other Lenders:

Katonah III, Ltd.
(Insert Legal Name of Lender)

By	/s/ Ralph Della Rocca
	Name:	RALPH DELLA ROCCA
	Title:	Authorized Officer
Katonah Capital, L.L.C.
As Manager

Other Lenders:

Capital Farm Credit

By	/s/ Robert P. Abbott
	Name:	Robert P. Abbott
	Title:	VP Commercial Credit

Other Lenders:

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By	/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

Other Lenders:

Ballyrock CLO II Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager

By	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

Other Lenders:

Farm Credit Services of America, FLCA

By	/s/ Bruce Dean
	Name:	Bruce Dean
	Title:	Vice President

Other Lenders:

Credit Industriel et Commercial
(Insert Legal Name of Lender)

By	/s/ Anthony Rock		/s/ Sean Mounier
	Name:	Anthony Rock	Sean Mounier
	Title:	Vice President	First Vice President

Other Lenders:

COOPERTIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL” New York Branch

By	/s/ Eric Hurshman
	Name:	Eric Hurshman
	Title:	Managing Director

By	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

Other Lenders:

AgStar Financial Services

By	/s/ Don Lindeman
	Name:	Don Lindeman
	Title:	VP – Capital Markets

Other Lenders:

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

By	/s/ Kelli C. Marti
	Name:	KELLI C. MARTI
	Title:	VICE PRESIDENT

Other Lenders:

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

By	/s/ Kelli C. Marti
	Name:	KELLI C. MARTI
	Title:	VICE PRESIDENT

Other Lenders:

Galaxy CLO 1999-1, LTD.

by:	AIG Global Investment Corp. as Collateral Manager

By	/s/ Julie Bothamley
	Name:	Julie Bothamley
	Title:	Vice President

Other Lenders:

SunAmerica Life Insurance Company

by:	AIG Global Investment Corp. as Investment Advisor

By	/s/ Julie Bothamley
	Name:	Julie Bothamley
	Title:	Vice President

Other Lenders:

Galaxy CLO 2003-1, Ltd.

by:	AIG Global Investment Corp. as Investment Advisor

By	/s/ Julie Bothamley
	Name:	Julie Bothamley
	Title:	Vice President

Other Lenders:

FRANKLIN CLO I, LIMITED

By	/s/ David Ardini
	Name:	DAVID ARDINI
	Title:	VICE PRESIDENT

Other Lenders:

FRANKLIN CLO II, LIMITED

By	/s/ David Ardini
	Name:	DAVID ARDINI
	Title:	VICE PRESIDENT

Other Lenders:

FRANKLIN CLO III, LIMITED

By	/s/ David Ardini
	Name:	DAVID ARDINI
	Title:	VICE PRESIDENT

Other Lenders:

FRANKLIN CLO IV, LIMITED

By	/s/ David Ardini
	Name:	DAVID ARDINI
	Title:	VICE PRESIDENT

Other Lenders:

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

By	/s/ Richard Hsu
	Name:	RICHARD HSU
	Title:	VICE PRESIDENT

Other Lenders:

FRANKLIN TOTAL RETURN FUND

By	/s/ Richard Hsu
	Name:	RICHARD HSU
	Title:	VICE PRESIDENT

Other Lenders:

FRANKLIN FLOATING RATE TRUST

By	/s/ Richard Hsu
	Name:	RICHARD HSU
	Title:	VICE PRESIDENT

Other Lenders:

FRANKLIN FLOATING RATE MASTER SERIES

By	/s/ Richard Hsu
	Name:	RICHARD HSU
	Title:	VICE PRESIDENT

Other Lenders:

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By	/s/ Richard Hsu
	Name:	RICHARD HSU
	Title:	VICE PRESIDENT

KZH PONDVIEW LLC

By	/s/ Hi Hua
	Name:	HI HUA
	Title:	AUTHORIZED AGENT

KZH SOLEIL LLC

By	/s/ Hi Hua
	Name:	HI HUA
	Title:	AUTHORIZED AGENT

KZH SOLEIL-2 LLC

By	/s/ Hi Hua
	Name:	HI HUA
	Title:	AUTHORIZED AGENT

Other Lenders:

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

EATON VANCE SENIOR INCOME TRUST

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

EATON VANCE CDO III, LTD.

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

CONSTANTINUS EATON VANCE CDO V, LTD.

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

EATON VANCE CDO VI LTD.

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

GRAYSON & CO

BY:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

BIG SKY SENIOR LOAN FUND, LTD.

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

THE NORINCHUKIN BANK, NEW YORK BRANCH,
through State Street Bank and Trust Company N.A. as Fiduciary Custodian

BY:	Eaton Vance Management, Attorney-in-fact
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

BIG SKY III SENIOR LOAN TRUST

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

EATON VANCE VT FLOATING-RATE INCOME FUND

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

EATON VANCE LIMITED DURATION INCOME FUND

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

TOLLI & CO.

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

EATON VANCE SENIOR FLOATING RATE TRUST

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Please print name of lender]

By	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Other Lenders:

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND, as Lender

By:	Four Corners Capital Management LLC, Sub-Adviser

By	/s/ Vijay Srinivasan
	Name:	VIJAY SRINIVASAN
	Title:	Assistant Vice President

Other Lenders:

Toronto Dominion (New York), LLC

By	/s/ Masood Fikree
	Name:	Masood Fikree
	Title:	Authorized Signatory

Katonah II, Ltd. by Sankaty Advisors LLC as Sub-Advisors

Other Lenders:

[ ]
(Insert Legal Name of Lender)

By	/s/ Diane J. Exter
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

Other Lenders:

[ ]
(Insert Legal Name of Lender)

By	/s/ Diane J. Exter
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

Other Lenders:

[ ]
(Insert Legal Name of Lender)

By	/s/ Diane J. Exter
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

Other Lenders:

[ ]
(Insert Legal Name of Lender)

By	/s/ Diane J. Exter
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

Other Lenders:

[ ]
(Insert Legal Name of Lender)

By	/s/ Diane J. Exter
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

Sankaty Advisors, Inc., as Collateral Manager for Brant Point CBO 1999-1 LTD., as Term Lender

Other Lenders:

[ ]
(Insert Legal Name of Lender)

By	/s/ Diane J. Exter
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

Other Lenders:

[ ]
(Insert Legal Name of Lender)

By	/s/ Diane J. Exter
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender

Other Lenders:

[ ]
(Insert Legal Name of Lender)

By	/s/ Diane J. Exter
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

Other Lenders:

EAST WEST BANK

By	/s/ Nancy A. Moore
	Name:	Nancy A. Moore
	Title:	Senior Vice President

Other Lenders:

BIRCHWOOD FUNDING LLC

By	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Other Lenders:

Oak Brook Bank

By	/s/ Henry Wessel
	Name:	Henry Wessel
	Title:	VP

Other Lenders:

47th Street Funding II Inc.

By	/s/ Jonathan Weiss
	Name:	Jonathan Weiss
	Title:	Authorized Signatory

Other Lenders:

HARBOUR TOWN FUNDING LLC

By	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Other Lenders:

State Street Bank and Trust Company as Trustee for GMAM Group Pension Trust I

By	/s/ Russell Ricciardi
	Name:	Russell Ricciardi
	Title:	CSO

Other Lenders:

State Street Bank and Trust Company as Trustee for General Motors Welfare Benefit Trust

By	/s/ Russell Ricciardi
	Name:	Russell Ricciardi
	Title:	CSO

Other Lenders:

APEX (IDM) CDO I, LTD. BABSON CLO LTD. 2003-I ELC (CAYMAN) LTD. 1999-II SEABOARD CLO 2000 LTD. SUFFIELD CLO, LIMITED TRYON CLO LTD. 2000-I

By:	Babson Capital Management LLC as Collateral Manager

By	/s/ David P. Wells, CFA
	Name:	David P. Wells, CFA
	Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ David P. Wells, CFA
Name:	David P. Wells, CFA
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ David P. Wells, CFA
Name:	David P. Wells, CFA
Title:	Managing Director

BILL & MELINDA GATES FOUNDATION

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ David P. Wells, CFA
Name:	David P. Wells, CFA
Title:	Managing Director

Other Lenders:

PINEHURST TRADING, INC.

By	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Other Lenders:

SAWGRASS TRADING LLC

By	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Other Lenders:

UBS Loan Finance LLC
[Please print name of lender]

By	/s/ Wilfred V. Saint		/s/ Winslowe Ogbourne
	Name:	Wilfred V. Saint	Winslowe Ogbourne
	Title:	Director	Associate Director
		Banking Products	Banking Products
		Services, US	Services, US

Other Lenders:

LAGUNA FUNDING LLC

By	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

ING SENIOR INCOME FUND

By:	ING Investment Management Co. as its investment manager

By:	/s/ James L. Essert
Name:	James L. Essert
Title:	VP

ING PRIME RATE TRUST

By:	ING Investment Management Co. as its investment manager

By:	/s/ James L. Essert
Name:	James L. Essert
Title:	VP

Other Lenders:

AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Other Lenders:

AVALON CAPITAL LTD.

By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor

By	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Other Lenders:

CHARTER VIEW PORTFOLIO

By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

By	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Other Lenders:

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:	INVESCO Senior Secured Management, Inc. as Investment Adviser

By	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Other Lenders:

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

By	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Other Lenders:

INVESCO EUROPEAN CDO I S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Other Lenders:

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC

By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Other Lenders:

SEQUILS-LIBERTY, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Other Lenders:

SAGAMORE CLO LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Other Lenders:

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Other Lenders:

Braymoor & Co.

By:	Bear Stearns Asset Management, Inc., as its attorney-in-fact

By	/s/ Jonathan Berg
	Name:	Jonathan Berg
	Title:	Associate Director

Other Lenders:

Gallatin Funding I Ltd.

By:	Bear Stearns Asset Management, Inc. as its Collateral Manager

By	/s/ Jonathan Berg
	Name:	Jonathan Berg
	Title:	Associate Director

Other Lenders:

LCM III, Ltd.

By:	Lyon Capital Management LLC, As Collateral Manager

By	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

NORTHWEST FARM CREDIT SERVICES, PCA

By	/s/ Casey Kinzer
	Name:	Casey Kinzer
	Title:	Senior Credit Officer

Other Lenders:

CoBank, ACB

By	/s/ S. Richard Dill
	Name:	S. Richard Dill
	Title:	Vice President

Other Lenders:

Landmark CDO II Limited Aladdin Capital LLC

By	/s/ William S. Luthas
	Name:	William S. Luthas
	Title:	Director

Other Lenders:

Landmark CDO Limited Aladdin Capital LLC

By	/s/ William S. Luthas
	Name:	William S. Luthas
	Title:	Director

Other Lenders:

Landmark CDO III LTD Aladdin Capital LLC

By	/s/ William S. Luthas
	Name:	William S. Luthas
	Title:	Director

Other Lenders:

WATERVILLE FUNDING LLC

By	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Other Lenders:

SEMINOLE FUNDING LLC

By	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Other Lenders:

Indosuez Capital Funding VI, Limited

By	Lyon Capital Management, as Collateral Manager

LYON CAPITAL MANAGEMENT LLC

By	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

Other Lenders:

LCM I LIMITED PARTNERSHIP

By:	Lyon Capital Management LLC, As Collateral Manager

LYON CAPITAL MANAGEMENT LLC

By	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

Other Lenders:

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

By	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

By	/s/ Diane Rolfe
	Name:	Diane Rolfe
	Title:	Vice Director

Other Lenders:

BALLANTYNE FUNDING LLC

By	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Other Lenders:

PPM SHADOW CREEK FUNDING LLC

By	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Other Lenders:

PPM SPYGLASS FUNDING TRUST

By	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Authorized Agent

CONSENT

Dated as of May 18, 2005

Each of the undersigned, as Guarantor under, as applicable, (i) the Parent Guaranty dated as of November 20, 2003 or (ii) the Subsidiary Guaranty dated as of November 20, 2003 (collectively, the “Guaranty”), in each case, in favor of the Administrative Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and the transactions contemplated by such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the obligations to be secured thereunder.

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M-FOODS HOLDINGS, INC.

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

MICHAEL FOODS OF DELAWARE, INC.

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

CASA TRUCKING, INC.

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

CRYSTAL FARMS REFRIGERATED DISTRIBUTION COMPANY

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

KMS DAIRY, INC.

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

MINNESOTA PRODUCTS, INC.

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

NORTHERN STAR CO.

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

PAPETTI’S HYGRADE EGG PRODUCTS, INC.

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

M.G. WALDBAUM COMPANY

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

FARM FRESH FOODS, INC.

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

PAPETTI ELECTROHEATING CORPORATION

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

WFC, INC.

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary

WISCO FARM COOPERATIVE

By	/s/ Mark D. Witmer
	Name:	Mark D. Witmer
	Title:	Secretary